Exhibit 99.1

Twilio Announces Retirement of Byron Deeter and Board Declassification

Byron Deeter, a Twilio Director Since 2010, to Retire from the Board by Twilio’s 2024 Annual Meeting

Twilio’s Board of Directors Unanimously Votes to Seek Shareholder Approval for Declassification of Board

SAN FRANCISCO – April 3, 2024 – Twilio (NYSE: TWLO), the customer engagement platform that drives real-time, personalized experiences for today’s leading brands, today announced that Byron Deeter, who has served on the company’s Board of Directors since 2010, will not seek reelection as a director and will retire from the Board prior to the company’s 2024 Annual Meeting of Shareholders (“Annual Meeting”). The size of the Board will be reduced back to nine directors, effective as of Mr. Deeter’s retirement.

“On behalf of the Twilio Board, I’d like to thank Byron for his invaluable contributions over the past fourteen years,” said Khozema Shipchandler, CEO of Twilio. “Byron was one of Twilio’s first investors, and our Board and shareholders have greatly benefited from his financial expertise and his extensive knowledge of the SaaS and cloud technology industry. He helped guide the company from our earliest stages of growth to become the leading customer engagement platform. We are extremely grateful to Byron for his dedication to Twilio.”

The company also announced that it will be seeking shareholder approval at the upcoming Annual Meeting for the declassification of the Board. If shareholder approval is obtained, directors elected at the 2025 Annual Meeting and thereafter will be elected to one-year terms.

“The Twilio Board is committed to upholding strong corporate governance practices,” said Jeff Epstein, Chair of the Twilio Board. “The decision to seek shareholder approval to declassify the Board is one that we’ve been considering for some time and is reflective of the meaningful engagement we’ve had with our investors. This change builds on the sunsetting of the company’s dual class share structure last year, and the separation of the Chair and CEO roles earlier this year. Our Board will continue to act in the best interests of Twilio and all shareholders.”

“Working with Jeff, Khozema, and the entire Twilio team and Board has been an absolute thrill,” said Byron Deeter. “After fourteen wonderful years I look forward to focusing my time on finding the next great software and AI companies on behalf of my partners at Bessemer Venture Partners, and my upcoming Chairmanship at the National Venture Capital Association. I will remain a close friend and enthusiastic supporter of Twilio as they continue to lead in this revolution in communications and AI ahead.”

Additional information about these changes can be found in a Form 8-K that the company will file with the Securities and Exchange Commission.

About Twilio Inc.

Today’s leading companies trust Twilio’s Customer Engagement Platform (CEP) to build direct, personalized relationships with their customers everywhere in the world. Twilio enables companies to use communications and data to add intelligence and security to every step of the customer journey, from sales to marketing to growth, customer service and many more engagement use cases in a flexible, programmatic way. Across 180 countries and territories, millions of developers and hundreds of thousands of businesses use Twilio to create magical experiences for their customers. For more information about Twilio (NYSE: TWLO) visit www.twilio.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve risks and uncertainties. Forward-looking statements generally relate to future events or Twilio’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “can,” “will,” “would,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “forecasts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Twilio’s expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s future financial performance and its expectations regarding profitability and growth; Twilio’s anticipated strategies and business plans; Twilio’s ability to develop products related to AI and to execute on its AI strategy; and Twilio’s plans to hold an investor day and to share medium-term financial targets. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: Twilio’s ability to successfully implement its cost-saving initiatives and to capture expected efficiencies; Twilio’s ability to realize the anticipated benefits of changes to its operating model and organizational structure; the impact of macroeconomic uncertainties and market volatility; Twilio’s financial performance, including expectations regarding its results of operations and the assumptions underlying such expectations, and ability to achieve and sustain profitability; Twilio’s ability to attract and retain customers; Twilio’s ability to compete effectively in an intensely competitive market; Twilio’s ability to comply with modified or new industry standards, laws and regulations applying to its business, and increased costs associated with regulatory compliance; Twilio’s ability to manage changes in network service provider fees and optimize its network service provider coverage and connectivity; Twilio’s ability to form and expand partnerships; and Twilio’s ability to successfully enter into new markets and manage its international expansion.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances occurring after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Important Additional Information Regarding Proxy Solicitation

Twilio intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for Twilio’s 2024 annual meeting of shareholders (the “Proxy Statement” and such meeting the “2024 Annual Meeting”). Twilio, its directors, director nominees, certain of its executive officers and other employees may be deemed participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting. Information regarding the names of Twilio’s directors and executive officers and their respective interests in Twilio by security holdings or otherwise is set forth in the Company’s proxy statement for the 2023 Annual Meeting of stockholders, filed with the SEC on April 26, 2023 (the “2023 Proxy Statement”). Please refer to the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Non-Employee Director Compensation” and “Executive Compensation” in the 2023 Proxy Statement. To the extent holdings of such participants in Twilio’s securities have changed since the amounts described in the 2023 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC: Form 4, filed by Aidan Viggiano on May 17, 2023; Form 4, filed by Dana Wagner on May 17, 2023; Form 4, filed by Aidan Viggiano on June 13, 2023; Form 4, filed by Miyuki Suzuki on June 13, 2023; Form 4, filed by Charles Bell on June  14, 2023; Form 4, filed by Donna Dubinsky on June  14, 2023; Form 4, filed by Jeff Epstein on June 14, 2023; Form 4, filed by Jeffrey Immelt on June 14, 2023; Form 4, filed by Deval Patrick on June  14, 2023; Form 4, filed by Erika Rottenberg on June 14, 2023; Form 4, filed by Miyuki Suzuki on June  14, 2023; Form 4, filed by Byron Deeter on June  14, 2023; Form 4, filed by Erika Rottenberg on June  30, 2023; Form 4, filed by Khozema Shipchandler on July  5, 2023; Form 4, filed by Aidan Viggiano on July  5, 2023; Form 4, filed by Dana Wagner on July  5, 2023; Form 4, filed by Aidan Viggiano on July  10, 2023; Form 4, filed by Dana Wagner on August  16, 2023; Form 4, filed by Aidan Viggiano on August  16, 2023; Form 4, filed by Aidan Viggiano on August  22, 2023; Form 4, filed by Dana Wagner on September  7, 2023; Form 4, filed by Charles Bell on September 19, 2023; Form 4, filed by Donna Dubinsky on September  19, 2023; Form 4, filed by Jeff Epstein on September  19, 2023; Form 4, filed by Jeffrey Immelt on September  19, 2023; Form 4, filed by Deval Patrick on September  19, 2023; Form 4, filed by Erika Rottenberg on September  19, 2023; Form 4, filed by Miyuki Suzuki on September  19, 2023; Form 4, filed by Byron Deeter on September  20, 2023; Form 4, filed by Khozema Shipchandler on October  4, 2023; Form 4, filed by Aidan Viggiano on October  4, 2023; Form 4, filed by Dana Wagner on October  4, 2023; Form 4, filed by Aidan Viggiano on October  10, 2023; Form 4, filed by Dana Wagner on October  10, 2023; Form 4, filed by Aidan Viggiano on November  17, 2023; Form 4, filed by Dana Wagner on November  17, 2023; Form 4, filed by Aidan Viggiano on November  22, 2023; Form 4, filed by Dana Wagner on November  22, 2023; Form 4, filed by Charles Bell on December  19, 2023; Form 4, filed by Byron Deeter on December 19, 2023; Form 4, filed by Donna Dubinsky on December  19, 2023; Form 4, filed by Jeff Epstein on December  19, 2023; Form 4, filed by Jeffrey Immelt on December  19, 2023; Form 4, filed by Deval Patrick on December  19, 2023; Form 4, filed by Erika Rottenberg on December  19, 2023; Form 4, filed by Miyuki Suzuki on December  19, 2023; Form 4, filed by Dana Wagner on January  4, 2024; Form 4, filed by Khozema Shipchandler on January  4, 2024; Form 4, filed by Aidan Viggiano on January  4, 2024; Form 4, filed by Aidan Viggiano on January  9, 2024; Form 4, filed by Dana Wagner on January  9, 2024; Form 4, filed by Aidan Viggiano on February  20, 2024; Form 4, filed by Dana Wagner on February  20, 2024; Form 4, filed by Aidan Viggiano on February  21, 2024; Form 4, filed by Dana Wagner on February  21, 2024; Form 4, filed by Khozema Shipchandler on February  22, 2024; Form 4, filed by Aidan Viggiano on February  23, 2024; Form 4, filed by Dana Wagner on February 23, 2024; Form 4, filed by Byron Deeter on March  19, 2024; Form 4/A, filed by Miyuki Suzuki on March  19, 2024; Form 4, filed by Charles Bell on March  19, 2024; Form 4, filed by Donna Dubinsky on March  19, 2024; Form 4, filed by Jeff Epstein on March  19, 2024; Form 4, filed by Jeffrey Immelt on March  19, 2024; Form 4, filed by Deval Patrick on March  19, 2024; Form 4, filed by Erika Rottenberg on March  19, 2024; Form 4, filed by Miyuki Suzuki on March  19, 2024; Form 3, filed by Andrew Stafman on April  2, 2024; Form 4, filed by Andrew Stafman on April  2, 2024; Form 4, filed by Khozema Shipchandler on April  3, 2024; and Form 4, filed by Aidan Viggiano on April 3, 2024. Additional information can also be found in Twilio’s Annual Report on Form 10-K for the year ended December  31, 2023, filed with the SEC on February 27, 2024. Details concerning potential participants in the solicitation, including Twilio’s director nominees for election at the 2024 Annual Meeting, will also be included in the Proxy Statement in the sections captioned “Security Ownership of Certain Beneficial Owners and Management,” “Non-Employee Director Compensation” and “Executive Compensation.” BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF TWILIO ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING TWILIO’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by Twilio with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at the company’s investor relations website at https://investors.twilio.com/overview/default.aspx.

Contacts

Investor Contact:

Bryan Vaniman

ir@Twilio.com

Or

Media Contact:

Caitlin Epstein

press@Twilio.com